BILL OF SALE, TRANSFER AND ASSIGNMENT

STATES OF NEW MEXICO AND TEXAS  )
                                ) ss.
COUNTIES OF EDDY AND BEE        )

           IN RETURN FOR valuable consideration paid and received, CJS PINNACLE PETROLEUM SERVICES, LLC, a Texas Limited Liability Company (the "Assignor"), whose address is c/o Warren Resources, Inc., 489 Fifth Avenue, 32nd Floor, New York, NY 10017, hereby TRANSFERS, ASSIGNS and CONVEYS, without warranty of title of any kind or type, either express or implied, to BASIC ENERGY SERVICES, INC., a Delaware Corporation (the "Assignee"), whose address is 406 North Big Spring, Midland, TX 79701, all of the Assignor's right, title and interest in and to the following-described assets and personal property:

           All oil and gas workover, completion, plugging, abandonment and well servicing rigs, machinery, tools, equipment, vehicles, inventory, parts, supplies and any and all personal property related thereto, as well as all contracts, agreements, contract rights and work in process related thereto, currently owned by and used in the business of the Assignor and more particularly described in EXHIBIT "A" attached hereto and incorporated herein for all purposes by this specific reference (collectively the "Assets");

together with all other miscellaneous personal property associated, used or obtained in connection therewith and all rights, responsibilities, authority, obligations, liabilities and duties attached thereto or associated therewith.

           This BILL OF SALE, TRANSFER AND ASSIGNMENT covers and includes all of the Assignor's right, title and interest in and to the personal property and assets described above regardless of the quantum, accuracy or correctness of the descriptions or references to such property that are contained or set forth herein.

           To its best knowledge, information and belief, the Assignor has obtained all authorizations which are required in connection with the conduct of its business under regulations relating to pollution or protection of the environment, including regulations relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, petroleum products, gases or industrial, toxic or hazardous substances or wastes into the environment (including without limitation ambient air, surface water, groundwater or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, petroleum products, gases or industrial, toxic or hazardous substances or wastes (collectively, "Hazardous Materials"). To its best knowledge, information and belief, the Assignor is unaware of any hazardous substance, hazardous material or toxic substance, as those terms are more particularly defined below, that may exist on or with respect to the Assets. The Assignee acknowledges and agrees that it has inspected the Assets and is accepting the same in their present state and condition "as is", "where is" and "with all faults". The Assignee agrees to and shall indemnify and hold the Assignor harmless from and against any and all liability including all foreseeable and enforceable consequential damages, directly or indirectly arising out of the use, generation, storage or disposal of Hazardous Materials on or with respect to the Assets from and after the date of execution hereof, including, without limitation, the cost of any required and necessary repair, response cost, clean-up or detoxification costs, and preparation of any closure or other required plans to the full extent that such action is attributable directly or indirectly to the presence or use, generation, storage, release, threatened release or disposal of Hazardous Materials on the Assets from and after the date of execution hereof. The Assignor agrees to and shall indemnify and hold the Assignee harmless from and against any and all liability including all foreseeable and enforceable consequential damages, directly or indirectly arising out of the use, generation, storage or disposal of Hazardous Materials on or with respect to the Assets prior to the date of execution hereof, including, without limitation, the cost of any required and necessary repair, response cost, clean-up or detoxification costs, and preparation of any closure or other required plans to the full extent that such action is attributable directly or indirectly to the presence or use, generation, storage, release, threatened release or disposal of Hazardous Materials on the Assets prior to the date of execution hereof. The term Hazardous Materials as used above, shall include, but not be limited to: flammable explosives, asbestos, radioactive materials, hazardous wastes, toxic substances and related injurious materials, whether injurious by themselves alone or in combination with other materials. Hazardous Materials shall also include, but not be limited to substances defined as "Hazardous Substances", "Hazardous Material" or "Toxic Substances" in the:
(1) Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), 42 U.S.C. Section 9601, et seq.; (2) Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; (3) Resource Conservation Recovery Act ("RCRA"), 42 U.S.C. Section 6901, et seq.; (4) any applicable New Mexico or Texas statutes; and (5) any rules or regulations adopted and publications promulgated pursuant to the above described federal and state laws, as well as any other laws associated therewith or related thereto. Such indemnification shall cover and include, but not be limited to any state or federal investigation, proceeding, administrative action or lawsuit now existing or that may hereafter arise in the future with respect to any or all business activities conducted on or with respect to the Assets.

           The Assets that are being transferred by the Assignor to the Assignee are being transferred without recourse, covenant or warranty of any kind, express, implied or statutory, unless otherwise provided for herein. To the extent required to be operative, the disclaimers of certain warranties as to the personal property and improvements are deemed to be "CONSPICUOUS" disclaimers for the purpose of any applicable law, rule, regulation or order. As to the Assets and any and all related personal property and improvements, the Assignor is making no representation or warranty whatsoever, express or implied, beyond those expressly given herein, and the Assignee agrees that it is acquiring the Assets, including all related personal property and improvements, "as is", "where is" and "with all faults". WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY FOREGOING, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF THE ASSIGNOR HEREIN, THE ASSIGNOR HEREBY: (A) EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW,

BY  STATUTE  OR  OTHERWISE,  RELATING  TO THE  CONDITION  OF THE  ASSETS  OR THE
ABOVE-DESCRIBED PROPERTY, AND THE ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS; AND (B) NEGATES ANY RIGHTS OF THE ASSIGNEE UNDER ANY STATUTES OR ANY CLAIMS BY THE ASSIGNEE FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN AND WHETHER RESULTING FROM ANY CAUSE; IT BEING THE INTENTION OF THE ASSIGNOR AND ASSIGNEE THAT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF THE ASSIGNOR HEREIN, THE ASSETS AND THE ABOVE-DESCRIBED PROPERTY ARE BEING ACCEPTED BY THE ASSIGNEE IN THEIR PRESENT CONDITION AND STATE OF REPAIR. WITHOUT LIMITING THE ABOVE, THE ASSIGNEE HEREBY SPECIFICALLY WAIVES ANY AND ALL RIGHTS TO RECOVER FROM THE ASSIGNOR AND FOREVER RELEASES AND DISCHARGES THE ASSIGNOR FROM ANY AND ALL DAMAGES, CLAIMS, LOSSES, LIABILITIES, PENALTIES, FINES, LIENS, JUDGEMENTS, COSTS OR EXPENSES WHATSOEVER, INCLUDING ATTORNEYS FEES AND ASSOCIATED COSTS, WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN AND WHETHER RESULTING FROM ANY CAUSE THAT MAY ARISE ON ACCOUNT OF OR IN ANY WAY BE CONNECTED WITH THE PHYSICAL CONDITION OF THE ASSETS OR THE ABOVE-DESCRIBED PROPERTY, OR ANY LAW OR REGULATION APPLICABLE THERETO, SAVE AND EXCEPT TO THE EXTENT CONSTITUTING OR ARISING FROM A BREACH OF THE ASSIGNOR'S REPRESENTATIONS AND WARRANTIES HEREIN.

           This BILL OF SALE, TRANSFER AND ASSIGNMENT is subject to that certain Asset Purchase Agreement dated December 31, 2001, between the Assignor, as the Seller, and the Assignee, as the Buyer; the terms, conditions and provisions of which are incorporated herein for all purposes by this specific reference.

           By its acceptance, receipt and execution hereof, the Assignee agrees to and shall assume responsibility for, perform and discharge all monetary and other obligations associated with, encumbering or burdening the Assets.

           DATED and EXECUTED this 14th day of February, 2002; however, the same shall be EFFECTIVE on and as of December 31, 2001.

                                            Assignor:
                                            ---------

                                            CJS PINNACLE PETROLEUM SERVICES,
                                            LLC, a Texas Limited
                                            Liability Company


                                            By:/s/ Jim C. Johnson, Jr.
                                               ---------------------------------
                                               JIM C. JOHNSON,  JR., President
                                               of PEDECO, INC., a Texas
                                               Corporation, the Managing Member


ACCEPTED,  AGREED TO and EXECUTED
this 14th day of February, 2002; however to be EFFECTIVE on and as of December 31, 2001.


Assignee:
---------

BASIC ENERGY SERVICES, INC., a
Delaware corporation


By: /s/ Kenneth V. Huseman
    ----------------------------------
    KENNETH V. HUSEMAN, President and
    Chief Executive Officer


STATE OF NEW MEXICO             )
                                ) ss.
COUNTY OF BERNALILLO            )

           This instrument was acknowledged before me on February 14, 2002 by JIM C. JOHNSON, JR., President of PEDECO, INC., Managing Member of CJS PINNACLE PETROLEUM SERVICES, LLC, a Texas limited liability company.


My Commission Expires:                      /s/ Karen L. Hopkins
                                            ------------------------------------
January 2, 2006                                       Notary Public
----------------------

STATE OF TEXAS                  )
                                ) ss.
COUNTY OF MIDLAND               )

           This instrument was acknowledged before me on February 14, 2002 by KENNETH V. HUSEMAN, President and Chief Executive Office of BASIC ENERGY SERVICES, INC., a Delaware Corporation.


My Commission Expires:                      /s/ Lorie Lynn Little
                                            ------------------------------------
February 7, 2004                                       Notary Public
----------------------